UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – February 10, 2014
(Date of earliest event reported)
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ALLEGION PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-35971	98-1108930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block D
Iveagh Court
Harcourt Road
Dublin 2, Ireland
(Address of principal executive offices, including zip code)

(353)(1) 2546200
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Allegion plc (“Allegion”) took the actions described below.
The Committee revised the compensation arrangements of its named executive officers as follows:

	Base Salary		Target AIP Award*		Target Equity Awards
Name	Previous	Current	Previous	Current	Previous	Current
D. D. Petratis	$900,000	$900,000	110%	110%	$3,000,000	$3,000,000
P. S. Shannon	$425,000	$425,000	70%	70%	$650,000	$750,000
T. P. Eckersley	$408,807	$420,000	60%	65%	$380,000	$500,000
B. A. Santoro	$350,000	$350,000	65%	65%	$375,000	$375,000
F. W. Yu	$344,630	$374,630	50%	50%	$100,000	$150,000
* Expressed as a percentage of base salary.
The Committee adopted an annual incentive plan pursuant to which certain employees, including our named executive officers, may receive annual cash awards. The Committee approves both the incentive award target payout and the actual award for our executives.  The annual incentive plan pool is created once the Company attains a pre-established financial goal. Once the annual incentive pool is funded, the executives may receive annual incentive award payments based on the Company's attainment of pre-established financial goals and each executive's performance relative to pre-established individual goals.  The amount of such annual award cannot exceed 200% of the target award established for each individual by the Committee and, with respect to the Chief Executive Officer (the “CEO”), the Chief Financial Officer (the “CFO”) and the three most highly compensated executive officers other than the CEO and CFO, the awards are also subject to the maximum amount payable under the annual pool created for such individuals by the Senior Executive Performance Plan. The Committee may exercise its discretionary authority to make downward adjustments to any payouts earned. Discretionary awards up to 30% of target may also be made by the CEO, with the approval of the Committee, in the event that the financial goals are not met.
The Committee approved amendments to the Change in Control Severance Plan that provided for (i) the increase of the chief executive officer's severance multiple from 2.0 to 3.0, (ii) the change of the pro rata payout for the bonus to be based on target performance instead of actual performance, (iii) the payment of any legal fees incurred by the plan participant in connection with enforcing his or her rights under the plan, and (iv) the allocation of a portion of the cash severance as consideration for the non-competition provision.
The Committee approved the form of equity award agreements listed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 pursuant to which executive officers of the Company may receive equity awards under the 2013 Plan.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Stock Option Grant Agreement (US)

10.2	Form of Restricted Stock Unit Grant Agreement (US)

10.3	Form of Performance Stock Unit Grant Agreement (US)

10.4	Form of Stock Option Grant Agreement (Non-US)

10.5	Form of Restricted Stock Unit Grant Agreement (Non-US)

10.6	Form of Performance Stock Unit Grant Agreement (Non-US)

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGION PLC (Registrant)

Date:	February 14, 2014	/s/ Barbara A. Santoro
Barbara A. Santoro Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Option Grant Agreement (US)

10.2	Form of Restricted Stock Unit Grant Agreement (US)

10.3	Form of Performance Stock Unit Grant Agreement (US)

10.4	Form of Stock Option Grant Agreement (Non-US)

10.5	Form of Restricted Stock Unit Grant Agreement (Non-US)

10.6	Form of Performance Stock Unit Grant Agreement (Non-US)